SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


 Date of Report (date of earliest event reported):  DECEMBER 17, 1997



                 WAUSAU-MOSINEE PAPER CORPORATION

      (Exact name of registrant as specified in its charter)



     WISCONSIN                0-7475              39-0690900
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                        ONE CLARK'S ISLAND
                           P.O. BOX 1408
                      WAUSAU, WI  54402-1408
   (Address of principal executive offices, including Zip Code)

                          (715) 845-5266
        Registrant's telephone number, including area code


                    WAUSAU PAPER MILLS COMPANY
   (Former name or former address, if changed since last report)

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 17, 1997, the merger between Wausau Paper Mills Company ("Wausau") and Mosinee Paper Corporation ("Mosinee") pursuant to which Mosinee became a wholly-owned subsidiary of Wausau (the "Merger") was completed. In connection with the Merger, Wausau's corporate name was changed to Wausau-Mosinee Paper Corporation ("Wausau-Mosinee" or the "Registrant").

     Pursuant to the Merger, the 15,201,721 shares of Mosinee common stock outstanding were converted at an exchange ratio of 1.4 into 21,282,409 shares of Wausau-Mosinee common stock (before adjustment for fractional shares).

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
 EXHIBITS

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Mosinee consolidated balance sheets as of December 31, 1996, and December 31, 1995, and the related consolidated statements of stockholders' equity, income and cash flows for each of the years in the three-year period ended December 31, 1996, and as of September 30, 1997 and 1996 and for the nine months then ended are filed herewith.

     (B)  PRO FORMA FINANCIAL INFORMATION.

          It is not practical for Wausau-Mosinee to provide at this time the pro forma financial information for Wausau-Mosinee required by this item. Such financial statements are expected to be filed in a Form 8-K no later than February 13, 1998.

     (C)  EXHIBITS.

          2.1 Agreement and Plan of Merger, dated as of August 24, 1997, by and among Wausau, WPM Holdings, Inc., and Mosinee (incorporated by reference to Item 7(c), Exhibit 99.1 to the Registrant's Registration Statement on Form 8-K dated August 24, 1997).

          4.1 Restated Articles of Incorporation of Wausau-Mosinee Paper Corporation, as amended effective December 17, 1997 (incorporated by reference to Item 8, Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 dated December 17, 1997).

          4.2 Restated Bylaws of Wausau-Mosinee Paper Corporation, as amended effective December 17, 1997 (incorporated by reference to Item 8, Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 dated December 17, 1997).

          23.1 Consent of Wipfli Ullrich Bertelson LLP.

          99.1 Mosinee Paper Corporation audited consolidated financial statements as of December 31, 1996, and December 31, 1995, and for each of the years in the three-year period ended December 31, 1996.

          99.2 Mosinee Paper Corporation unaudited condensed consolidated financial statements as of September 30, 1997, and September 30, 1996, and for the nine months then ended.


 ITEM 8.  CHANGE IN FISCAL YEAR

     On December 17, 1997, the Board of Directors of the Registrant voted to change the fiscal year of the Registrant from a fiscal year ending on August 31 to a fiscal year ending on December 31. The report covering the transition period will be filed on Form 10-Q.

                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WAUSAU-MOSINEE PAPER CORPORATION




 Date:  December 18, 1997          By:  GARY P. PETERSON
                                        Gary P. Peterson
                                        Senior Vice President-Finance,
                                        Secretary and Treasurer

                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                  WAUSAU-MOSINEE PAPER CORPORATION
                       DATED DECEMBER 17, 1997
           Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. <section>232.102(d))



 23.1 Consent of Wipfli Ullrich Bertelson LLP.

 99.1 Mosinee Paper Corporation audited consolidated financial statements as of December 31, 1996, and December 31, 1995, and for each of the years in the three-year period ended December 31, 1996.

 99.2 Mosinee Paper Corporation unaudited condensed consolidated financial statements as of September 30, 1997, and September 30, 1996, and for the nine months then ended.